SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 28, 2002

BEAR STEARNS ASSET BACKED
SECURITIES, INC.
ASSET-BACKED CERTIFICATES SERIES 2002-1

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-56242 (Commission file number)	13-3836437 (I.R.S. employer identification no.)

383 Madison Avenue New York, New York (Address of principal executive offices)	10179 (ZIP Code)

           (212) 272-2000
Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor") registered issuances of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-56242) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 2002-1 to issue $333,136,150 principal amount of Asset-Backed Certificates, Series 2002-1 (the " Certificates"), on March 28, 2002 (the "Closing Date").

The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2002 (the "Cut-Off Date"), among the Depositor, EMC Mortgage Corporation, as Seller and a Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and a Master Servicer and Bank One, National Association, as Trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.

1.1 4.1 99.1 99.2 99.3 99.4 99.5 99.6 99.7 99.8 99.9 99.10 99.11 99.12 99.13	Underwriting Agreement

Pooling and Servicing Agreement

Indemnification and Contribution Agreement

Assignment and Assumption Agreement

Assignment and Assumption Agreement

Assignment and Assumption Agreement

Assignment and Assumption Agreement

Assignment and Assumption Agreement

Assignment and Assumption Agreement

Assignment and Assumption Agreement

Assignment and Assumption Agreement

Yield Maintenance Agreement

Yield Maintenance Agreement

Yield Maintenance Agreement

Yield Maintenance Agreement

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES, INC. By /s/ Joseph T. Jurkowski, Jr. Name: Joseph T. Jurkowski, Jr. Title: Vice President

Date: April 11, 2002

EXHIBIT INDEX

Exhibit Number	Description

1.1.	Underwriting Agreement, among the Depositor, Bear, Stearns & Co. Inc. and First Union Securities, Inc. (each an "Underwriter") dated as of March 27, 2002.

4.1	Pooling and Servicing Agreement, among the Depositor, EMC Mortgage Corporation, as Seller and a Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and a Master Servicer and Bank One, National Association, as Trustee, dated as of March 1, 2002.

99.1	Indemnification and Contribution Agreement, among Bear Stearns Asset Backed Securities, Inc., EMC Mortgage Corporation, as Seller, Bear, Stearns & Co. Inc. and First Union Securities, Inc., as Underwriters, dated as of March 27, 2002

99.2	Assignment and Assumption Agreement, among EMC Mortgage Corporation, as Assignor, Wells Fargo Home Mortgage, Inc., as the Company and Bank One, National Association, as Trustee, dated as of March 28, 2002.

99.3	Assignment and Assumption Agreement, among EMC Mortgage Corporation, as Assignor, Wells Fargo Home Mortgage, Inc., as the Company and Bank One, National Association, as Trustee, dated as of March 28, 2002.

99.4	Assignment and Assumption Agreement, among EMC Mortgage Corporation, as Assignor, Wells Fargo Home Mortgage, Inc., as the Company and Bank One, National Association, as Trustee, dated as of March 28, 2002.

99.5	Assignment and Assumption Agreement, among EMC Mortgage Corporation, as Assignor, Wells Fargo Home Mortgage, Inc., as the Company and Bank One, National Association, as Trustee, dated as of March 28, 2002.

99.6	Assignment and Assumption Agreement, among EMC Mortgage Corporation, as Assignor, Wells Fargo Home Mortgage, Inc., as the Company and Bank One, National Association, as Trustee, dated as of March 28, 2002.

99.7	Assignment and Assumption Agreement, among EMC Mortgage Corporation, as Assignor, Wells Fargo Home Mortgage, Inc., as the Company and Bank One, National Association, as Trustee, dated as of March 28, 2002.

99.8	Assignment and Assumption Agreement, among EMC Mortgage Corporation, as Assignor, Wells Fargo Home Mortgage, Inc., as the Company and Bank One, National Association, as Trustee, dated as of March 28, 2002.

99.9	Assignment and Assumption Agreement, among EMC Mortgage Corporation, as Assignor, Wells Fargo Home Mortgage, Inc., as the Company and Bank One, National Association, as Trustee, dated as of March 28, 2002.

99.10	Yield Maintenance Agreement, between Bear Stearns Financial Products Inc. and Bank One, National Association, as Trustee for Bear Stearns Asset Backed Securities Trust 2002-1, dated as of March 28, 2002, relating to the Class 2-A Certificate.

99.11	Yield Maintenance Agreement, between Bear Stearns Financial Products Inc. and Bank One, National Association, as Trustee for Bear Stearns Asset Backed Securities Trust 2002-1, dated as of March 28, 2002, relating to the Class M-1 Certificate.

99.12	Yield Maintenance Agreement, between Bear Stearns Financial Products Inc. and Bank One, National Association, as Trustee for Bear Stearns Asset Backed Securities Trust 2002-1, dated as of March 28, 2002, relating to the Class M-2 Certificate.

99.13	Yield Maintenance Agreement, between Bear Stearns Financial Products Inc. and Bank One, National Association, as Trustee for Bear Stearns Asset Backed Securities Trust 2002-1, dated as of March 28, 2002, relating to the Class B Certificate.